EXHIBIT 10.1

FIRST AMENDMENT TO

AMENDED AND RESTATED

CAPACITY PURCHASE AGREEMENT

among

Continental Airlines, Inc.,

ExpressJet Holdings, Inc.,

XJT Holdings, Inc.,

and

ExpressJet Airlines, Inc.

Dated as of March 27, 2003

                                                          TABLE OF CONTENTS

                                                                                                                                                     Page

Parties............................................................................................................................................... 1

Recitals............................................................................................................................................. 1

ARTICLE I
DEFINITIONS; INTERPRETATION

Section 1.1.      Definitions................................................................................................................. 1

Section 1.2.      Interpretation............................................................................................................. 1

ARTICLE II
AMENDMENTS TO AMENDED AND RESTATED CAPACITY PURCHASE AGREEMENT

Section 2.1.      Amendment to Section 2.02(a).................................................................................. 2

Section 2.2.      Amendment to Section 6.02(b).................................................................................. 2

Section 2.3.      Amendment to Section 9.03(a).................................................................................. 2

Section 2.4.      Amendment to Exhibit A............................................................................................ 2

Section 2.5.      Addition of Schedule 4.............................................................................................. 2

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.1.      Representations and Warranties of Holdings, XJT and ExpressJet............................... 3

Section 3.2.      Representations and Warranties of Continental........................................................... 1

ARTICLE IV
MISCELLANEOUS

Section 4.1.      Effect of Agreement................................................................................................... 1

Section 4.2.      Binding Effect; Assignment......................................................................................... 1

Section 4.3.      Amendment and Modification.................................................................................... 1

Section 4.4.      Counterparts............................................................................................................. 1

Section 4.5.      Severability................................................................................................................ 1

Section 4.6.      Entire Agreement....................................................................................................... 1

Section 4.7.      Governing Law.......................................................................................................... 1

FIRST AMENDMENT TO

AMENDED AND RESTATED

CAPACITY PURCHASE AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CAPACITY PURCHASE AGREEMENT (this “Agreement”), dated as of ____________, 2003, is among Continental Airlines, Inc., a Delaware corporation (“Continental”), ExpressJet Holdings, Inc., a Delaware corporation (“Holdings”), XJT Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdings (“XJT”), and ExpressJet Airlines, Inc., a Delaware corporation and a subsidiary of XJT (“ExpressJet”).

                                                                    RECITALS:

WHEREAS, Continental, Holdings, XJT, and ExpressJet are parties to that certain Amended and Restated Capacity Purchase Agreement, dated as of April 17, 2002 (the “Amended and Restated Capacity Purchase Agreement”); and

            WHEREAS, Continental, Holdings, XJT, and ExpressJet desire to amend certain provisions of the Amended and Restated Capacity Purchase Agreement as more fully set forth herein; and

            WHEREAS, Section 11.04 of the Amended and Restated Capacity Purchase Agreement permits such agreement to be amended in a written agreement signed by Continental, Holdings, XJT, and ExpressJet;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and obligations hereinafter contained, the parties agree to amend the Amended and Restated Capacity Purchase Agreement as follows:

DEFINITIONS; INTERPRETATION

Definitions

.  Capitalized terms used in this Agreement that are not otherwise defined shall have the meanings set forth in the Amended and Restated Capacity Purchase Agreement, as amended hereby.

Interpretation

.  Section 11.06 of the Amended and Restated Capacity Purchase Agreement is hereby incorporated by reference herein in its entirety and shall govern the interpretation of this Agreement.

AMENDMENTS TO AMENDED AND RESTATED CAPACITY PURCHASE AGREEMENT

The Amended and Restated Capacity Purchase Agreement is hereby amended as follows:

Amendment to Section 2.02(a)

.  Section 2.02(a) of the Amended and Restated Capacity Purchase Agreement is hereby amended by adding a new clause (iv) thereto as follows:

(iv)       Notwithstanding clause (i) of this Section 2.02(a), Continental shall not be entitled to provide in any notice delivered pursuant to this Section 2.02(a) for the withdrawal of a number of Covered Aircraft greater than the excess of (i) the number set forth on Schedule 4 hereto for the month in which the Effective Date set forth in such notice falls, plus the number of Delivered Covered Aircraft that have been withdrawn from the capacity purchase provisions of this Agreement at any time before such Effective Date in connection with a Labor Strike pursuant to Section 9.05(c), over (ii) the number of Covered Aircraft that have been withdrawn pursuant to this Section 2.02 within the three year period immediately preceding such Effective Date.

Amendment to Section 6.02(b)

.  The date “December 31, 2005” contained in the fifth line of Section 6.02(b) of the Amended and Restated Capacity Purchase Agreement is hereby deleted and replaced with the date “December 31, 2006.”

Amendment to Section 9.03(a)

.  Section 9.03(a) of the Amended and Restated Capacity Purchase Agreement is hereby amended and restated in its entirety to read as follows:

(a)        By Continental after Six Years.  Continental may terminate this Agreement for any reason or for no reason, at its sole option, at any time on or after January 1, 2007, by providing written notice to Contractor that specifies a Termination Date of not more than 18 months nor less than 12 months after the provision of such notice.  Such written notice may be delivered before January 1, 2007, so long as the Termination Date is on or after January 1, 2007.

Amendment to Exhibit A

.  The definition of “Agreement” in Exhibit A to the Amended and Restated Capacity Purchase Agreement is hereby amended and restated in its entirety to read as follows:

Agreement – means the Amended and Restated Capacity Purchase Agreement, dated as of April 17, 2002, among Continental, Holdings, XJT and ExpressJet, as amended from time to time pursuant to Section 11.04 hereof.

Addition of Schedule 4

.  The Amended and Restated Capacity Purchase Agreement is hereby amended by adding a Schedule 4 thereto, which Schedule 4 is attached to this Agreement as Annex A.

REPRESENTATIONS AND WARRANTIES

Representations and Warranties of Holdings, XJT and ExpressJet

.  Holdings, XJT and ExpressJet, jointly and severally, represent, warrant and covenant to Continental as of the date hereof as follows:

Organization and Qualification.  Each of Holdings, XJT and ExpressJet is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own, operate and use its assets and operate the Regional Airline Services.

Authority Relative to this Agreement.  Each of Holdings, XJT and ExpressJet has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of each of Holdings, XJT and ExpressJet.  This Agreement has been duly and validly executed and delivered by each of Holdings, XJT and ExpressJet and is, assuming due execution and delivery thereof by Continental and that Continental has legal power and right to enter into this Agreement, a valid and binding obligation of each of Holdings, XJT and ExpressJet, enforceable against each of Holdings, XJT and ExpressJet in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally and legal principles of general applicability governing the availability of equitable remedies (whether considered in a proceeding in equity or at law or otherwise under applicable law).

Conflicts; Defaults.  Neither the execution or delivery of this Agreement nor the performance by each of Holdings, XJT and ExpressJet of the transactions contemplated hereby will (i) violate, conflict with, or constitute a default under any of the terms of either Holdings’, XJT’s or ExpressJet’s certificate of incorporation, by-laws, or any provision of, or result in the acceleration of any obligation under, any material contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease or other agreement to which Holdings, XJT or ExpressJet is a party, (ii) result in the creation or imposition of liens in favor of any third person or entity, (iii) violate any law, statute, judgment, decree, order, rule or regulation of any governmental authority, or (iv) constitute any event which, after notice or lapse of time or both, would result in such violation, conflict, default, acceleration or creation or imposition of liens.

Representations and Warranties of Continental

.  Continental represents and warrants to Holdings, XJT and ExpressJet as of the date hereof as follows:

Organization and Qualification.  Continental is a duly incorporated and validly existing corporation in good standing under the laws of the State of Delaware.

Authority Relative to this Agreement.  Continental has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Continental.  This Agreement has been duly and validly executed and delivered by Continental and is, assuming due execution and delivery thereof by Holdings, XJT and ExpressJet and that Holdings, XJT and ExpressJet each has legal power and right to enter into this Agreement, a valid and binding obligation of Continental, enforceable against Continental in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally and legal principles of general applicability governing the availability of equitable remedies (whether considered in a proceeding in equity or at law or otherwise under applicable law).

Conflicts; Defaults.  Neither the execution or delivery of this Agreement nor the performance by Continental of the transactions contemplated hereby will (i) violate, conflict with, or constitute a default under any of the terms of Continental’s certificate of incorporation, by-laws, or any provision of, or result in the acceleration of any obligation under, any material contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease or other agreement to which Continental is a party, (ii) result in the creation or imposition of any liens in favor of any third person or entity, (iii) violate any law, statute, judgment, decree, order, rule or regulation of any governmental authority, or (iv) constitute any event which, after notice or lapse of time or both, would result in such violation, conflict, default, acceleration or creation or imposition of liens.

MISCELLANEOUS

Effect of Agreement

.  Except as specifically amended hereby, the Amended and Restated Capacity Purchase Agreement shall remain in full force and effect and is ratified in all respects by the parties hereto.

Binding Effect; Assignment

.  This Agreement and all of the provisions hereof shall be binding upon the parties hereto and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Except with respect to a merger of either party with another Person, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties.

Amendment and Modification

.  This Agreement may not be amended or modified in any respect except by a written agreement signed by the parties hereto.

Counterparts

.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may be executed by facsimile signature.

Severability

.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Entire Agreement

.  This Agreement is intended by the parties as a complete statement of the entire agreement and understanding of the parties with respect to the subject matter hereof and all matters between the parties related to the subject matter herein set forth.

Governing Law

.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas (excluding Texas choice-of-law principles that might call for the application of the law of another jurisdiction) as to all matters, including matters of validity, construction, effect, performance and remedies.  Except as otherwise provided in Section 11.08(e) of the Amended and Restated Capacity Purchase Agreement, any action arising out of this Agreement or the rights and duties of the parties arising hereunder may be brought, if at all, only in the state or federal courts located in Harris County, Texas.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Capacity Purchase Agreement to be duly executed and delivered as of the date and year first written above.

CONTINENTAL AIRLINES, INC.

By:

Name:  Jeffery A. Smisek

Title:  Executive Vice President – Corporate

EXPRESSJET HOLDINGS, INC.

By:

Name:  James B. Ream

                                                                        Title:     President and

Chief Executive Officer

XJT HOLDINGS, INC.

By:

Name:  James B. Ream

                                                                        Title:     President and

                                                                                    Chief Executive Officer

EXPRESSJET AIRLINES, INC.

By:

Name:  James B. Ream

                                                                        Title:     President and

                                                                                    Chief Executive Officer

ANNEX A

SCHEDULE 4 TO AMENDED AND RESTATED CAPACITY PURCHASE AGREEMENT

                                    Effective Date                                       Total

                                    July, 2004                                              84

                                    August, 2004                                          81

                                    September, 2004                                    79

                                    October, 2004                                       77

                                    November, 2004                                    75

                                    December, 2004                                    72

                                    January, 2005                                         70

                                    February, 2005                                      69

                                    March, 2005 – May, 2007                     69